Prospectus Supplement
John Hancock Funds II (the Trust)
Health Sciences Fund (the fund)
Supplement dated December 12, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
At its meeting held on December 10–12, 2024, the Trust’s Board of Trustees approved a reduction in the fund’s management fee to be retroactively effective as of October 1, 2024 (the Effective Date).
In connection with the change described above, the “Annual fund operating expenses” table and the “Expense example” table under “Fees and expenses” in the “Fund summary” section for the fund are hereby revised and restated to reflect the fund’s revised management fee as of the Effective Date:
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.77 [1]
Other expenses	0.08
Total annual fund operating expenses	0.85
Contractual expense reimbursement	-0.01 [2]
Total annual fund operating expenses after expense reimbursements	0.84
1
“Management fee” has been restated to reflect the contractual management fee schedule effective October 1, 2024.
2
The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expenses ($)	NAV
1 year	86
3 years	270
5 years	470
10 years	1,048
In addition, the management fee table under “Appendix A — Schedule of Management Fees” section of the Prospectus for the fund is amended and restated as follows:
Fund	APR	Advisory Fee Breakpoint
Health Sciences Fund	1.050%	— first $500 million;
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Fund	APR	Advisory Fee Breakpoint
	1.000%	— next $250 million;
	0.950%	— excess over $750 million*;
	0.950%	— next $250 million;
	0.900%	— next $500 million;†
	0.770%	— excess over $1.5 billion**;† and
	0.750%	— excess over $2 billion.***^
*When Aggregate Net Assets exceed $750 million on any day, the annual rate of advisory fee for that day is 0.950% on all assets.
**When Aggregate Net Assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.770% on all assets.
***When Aggregate Net Assets exceed $2 billion on any day, the annual rate of advisory fee for that day is 0.750% on all assets.
†When Aggregate Net Assets are between $1 billion and $1.5 billion or between $1.875 billion and $2 billion, the management fee retained by the advisor after payment of the subadvisory fees for the fund will not exceed 0.45% as a percentage of the average daily net assets (on an annualized basis) of the fund.
^The fee schedule above became effective on October 1, 2024.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.